Exhibit 10.2

SALE AND SERVICING AGREEMENT
by and among
VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2008-1,
as Issuer
VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC,
as Seller
VW CREDIT, INC.,
as Servicer
and
CITIBANK, N.A.,
as Indenture Trustee
Dated as of May 9, 2008

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TABLE OF CONTENTS
(continued)
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TABLE OF CONTENTS
(continued)

SECTION 9.23 Indemnification	36
SECTION 9.24 Limitations of Rights	36

Appendix A Definitions

Schedule I Representations and Warranties With Respect to the Receivables
Schedule II Notice Addressees

Exhibit A Form of Assignment pursuant to Sale and Servicing Agreement
Exhibit B Perfection Representations, Warranties and Covenants
Exhibit C Servicing Criteria to be Addressed in Indenture Trustee’s Assessment of Compliance
Exhibit D Form of Indenture Trustee’s Annual Certification
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     SALE AND SERVICING AGREEMENT, dated as of May 9, 2008 (together with all exhibits, schedules and appendices hereto and as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”), by and among VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2008-1 (the “Issuer”), a Delaware statutory trust, VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), VW CREDIT, INC., a Delaware corporation (“VCI”), as servicer (in such capacity, the “Servicer”), and CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).
     WHEREAS, the Issuer desires to purchase from the Seller a portfolio of motor vehicle receivables, including retail motor vehicle installment sales contracts and/or installment loans that are secured by new and used automobiles and light-duty trucks;
     WHEREAS, the Seller is willing to sell such portfolio of motor vehicle receivables and related property to the Issuer; and
     WHEREAS, VCI is willing to service such motor vehicle receivables and related property on behalf of the Issuer;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS AND USAGE
     SECTION 1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein.
     SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; and (g) references to any Person include that Person’s successors and assigns.
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ARTICLE II
CONVEYANCE OF TRANSFERRED ASSETS
     SECTION 2.1 Conveyance of Transferred Assets. In consideration of the Issuer’s sale and delivery to, or upon the order of, the Seller of all of the Notes and the Certificate on the Closing Date, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the Transferred Assets, described in an Assignment substantially in the form of Exhibit A delivered on the Closing Date. The sale, transfer, assignment and conveyance made hereunder will not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller or the applicable Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.
     SECTION 2.2 Representations and Warranties of the Seller as to each Receivable. The Seller hereby makes the representations and warranties set forth on Schedule I as to the Receivables sold, transferred, assigned, and otherwise conveyed to the Issuer under this Agreement on which such representations and warranties the Issuer relies in acquiring the Receivables. The representations and warranties as to each Receivable shall survive the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, the Seller shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor or to notify any Dealer about any aspect of the transaction contemplated by the Transaction Documents.
     SECTION 2.3 Repurchase Upon Breach. Upon discovery by any party hereto of a breach of any of the representations and warranties set forth in Section 2.2 at the time such representations and warranties were made which materially and adversely affects the interests of the Issuer or the Noteholders, the party discovering such breach shall give prompt written notice thereof to the other parties hereto; provided, that delivery of the Servicer’s Certificate shall be deemed to constitute prompt notice by the Servicer and the Issuer of such breach; provided, further, that the failure to give such notice shall not affect any obligation of the Seller hereunder. If the Seller does not correct or cure such breach prior to the end of the Collection Period which includes the 60th day (or, if the Seller elects, an earlier date) after the date that the Seller became aware or was notified of such breach, then the Seller shall purchase any Receivable materially and adversely affected by such breach from the Issuer on the Payment Date following the end of such Collection Period (or, if the Seller elects, an earlier date). Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the ability of the Issuer to receive and retain timely payment in full on such Receivable. Any such purchase by the Seller shall be at a price equal to the Repurchase Price. In consideration for such repurchase, the Seller shall make (or shall cause to be made) a payment to the Issuer equal to the Repurchase Price by depositing such amount into the Collection Account prior to 11:00 a.m., New York City time on such Payment Date, or earlier date, if elected by the Seller. Upon payment of such Repurchase Price by the Seller, the Issuer and the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each
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case without recourse or representation, as shall be reasonably requested of it to vest in the Seller or its designee any Receivable repurchased pursuant hereto. It is understood and agreed that the right to cause the Seller to purchase (or to enforce the obligations of VCI under the Purchase Agreement to purchase) any Receivable as described above shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee. Neither the Owner Trustee nor the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3.
     SECTION 2.4 Custody of Receivable Files.
     (a) Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer and the Indenture Trustee, upon the execution and delivery of this Agreement, hereby revocably appoint the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby or will hereby be constructively delivered to the Indenture Trustee (or its agent or designee), as pledgee of the Issuer pursuant to the Indenture with respect to each Receivable (but only to the extent applicable to such Receivable and only to the extent held in tangible paper form) (the “Receivable Files”):
(i)	the fully executed original of the retail motor vehicle installment sales contract or promissory note and security agreement related to such Receivable, including any written amendments or extensions thereto;

(ii)	the original credit application or a photocopy thereof to the extent held in paper form;

(iii)	the original Certificate of Title or, if not yet received, evidence that an application therefore has been submitted with the appropriate authority, a guaranty of title from a Dealer or such other document (electronic or otherwise, as used in the applicable jurisdiction) that the Servicer keeps on file, in accordance with its Customary Servicing Practices, evidencing the security interest of the applicable Originator in the Financed Vehicle; provided, however, that in lieu of being held in the Receivable File, the Certificate of Title may be held by a third party service provider engaged by the Servicer to obtain or hold Certificates of Title; and

(iv)	any and all other documents that the Servicer or the Seller keeps on file, in accordance with its Customary Servicing Practices, relating to a Receivable, an Obligor or a Financed Vehicle.
The foregoing appointment of the Servicer is deemed to be made with due care.
     (b) Safekeeping. The Servicer, in its capacity as custodian, shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee. In performing its duties as custodian, the Servicer shall act in accordance with its Customary Servicing Practices. The Servicer will promptly report to the Issuer and the Indenture Trustee any failure on its part to hold a material portion of the Receivable Files and maintain its accounts, records, and computer
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systems as herein provided and promptly take appropriate action to remedy any such failure. The Servicer may, in accordance with its Customary Servicing Practices: (i) maintain all or a portion of the Receivable Files in electronic form and (ii) maintain custody of all or any portion of the Receivable Files with one or more of its agents or designees.
     (c) Maintenance of and Access to Records. The Servicer will maintain each Receivable File in the United States (it being understood that the Receivable Files, or any part thereof, may be maintained at the offices of any Person to whom the Servicer has delegated responsibilities in accordance with Section 6.5). The Servicer will make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files upon request. The Servicer will provide access to the Receivable Files, and the related accounts records, and computer systems maintained by the Servicer at such times as the Issuer or the Indenture Trustee direct, but only upon reasonable notice and during the normal business hours at the respective offices of the Servicer.
     (d) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer will release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee’s agent or the Indenture Trustee’s designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon thereafter as is practicable. Any document so released will be handled by the Indenture Trustee with due care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or its agent or designee, as the case may be, has no further need therefor.
     (e) Instructions; Authority to Act. All instructions from the Indenture Trustee will be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer will be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.
     (f) Custodian’s Indemnification. Subject to Section 6.2, the Servicer as custodian will indemnify the Issuer and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by, or asserted against the Issuer or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer will not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misconduct, bad faith or negligence of the Indenture Trustee or the Issuer or (ii) to the Indenture Trustee for any portion of any such amount resulting from the failure of the Indenture Trustee, the Indenture Trustee’s agent or the Indenture Trustee’s designee to handle with due care any Certificate of Title or other document released to the Indenture Trustee or the Indenture Trustee’s agent or designee pursuant to Section 2.4(d).
     (g) Effective Period and Termination. The Servicer’s appointment as custodian will become effective as of the Cut-Off Date and will continue in full force and effect until terminated pursuant to this Section. If VCI resigns as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the Noteholders of Notes evidencing not less than a majority of the
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Outstanding Notes, in the same manner as the Indenture Trustee or such Noteholders may terminate the rights and obligations of the Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Servicer will deliver to the Indenture Trustee (or, at the direction of the Indenture Trustee, to its agent) the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate.
ARTICLE III
ADMINISTRATION AND SERVICING OF
RECEIVABLES AND TRUST PROPERTY
     SECTION 3.1 Duties of Servicer.
     (a) The Servicer is hereby appointed by the Issuer and authorized to act as agent for the Issuer and in such capacity shall manage, service, administer and make collections on the Receivables in accordance with its Customary Servicing Practices, using the degree of skill and attention that the Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. The Servicer’s duties will include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending invoices or payment coupons to Obligors, reporting any required tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Indenture Trustee with respect to distributions. The Servicer is not required under the Transaction Documents to make any disbursements via wire transfer or otherwise on behalf of an Obligor. There are no requirements under the Receivables or the Transaction Documents for funds to be, and funds shall not be, held in trust for an Obligor. No payments or disbursements shall be made by the Servicer on behalf of the Obligor. The Servicer hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Receivables set forth herein.
     (b) The Servicer will follow its Customary Servicing Practices and will have full power and authority to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding to enforce a Receivable or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences a legal proceeding to enforce a Receivable, the Issuer will thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Issuer to execute and deliver in the Servicer’s name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it is held
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that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Issuer will, at the Servicer’s expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the name of the Indenture Trustee. The Issuer will furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its expense, will obtain on behalf of the Issuer all licenses, if any, reasonably requested by the Seller to be held by the Issuer in connection with ownership of the Receivables, and will make all filings and pay all fees as may be required in connection therewith during the term hereof.
     (c) The Servicer hereby agrees that upon its resignation and the appointment of a successor Servicer hereunder, the Servicer will terminate its activities as Servicer hereunder in accordance with Section 7.1, and, in any case, in a manner which the Indenture Trustee reasonably determines will facilitate the transition of the performance of such activities to such successor Servicer, and the Servicer shall cooperate with and assist such successor Servicer.
     SECTION 3.2 Collection of Receivable Payments. (a) The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same become due in accordance with its Customary Servicing Practices. Subject to Section 3.5, the Servicer may grant extensions, rebates, deferrals, amendments, modifications or adjustments with respect to any Receivable in accordance with its Customary Servicing Practices; provided, however, that if the Servicer (i) extends the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period preceding the latest Final Scheduled Payment Date of any Notes issued under the Indenture or (ii) reduces the Contract Rate or Outstanding Principal Balance with respect to any Receivable other than as required by applicable law (including, without limitation, by the Servicemembers Civil Relief Act), it will promptly purchase such Receivable in the manner provided in Section 3.6. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not be required to make any advances of funds or guarantees regarding collections, cash flows or distributions. Payments on the Receivables, including payoffs, made in accordance with the related documentation for such Receivables, shall be posted to the Servicer’s Obligor records in accordance with the Servicer’s Customary Servicing Practices. Such payments shall be allocated to principal, interest or other items in accordance with the related documentation for such Receivables.
     (b) Subject to the proviso of the second sentence of this Section 3.2(a), the Servicer and its Affiliates may engage in any marketing practice or promotion or any sale of any products, goods or services to Obligors with respect to the Receivables so long as such practices, promotions or sales are offered to obligors of comparable motor vehicle receivables serviced by the Servicer for itself and others, whether or not such practices, promotions or sales might result in a decrease in the aggregate amount of payments on the Receivables, prepayments or faster or slower timing of the payment of the Receivables.
     (c) Notwithstanding anything in this Agreement to the contrary, the Servicer may refinance any Receivable and deposit the full Outstanding Principal Balance of such Receivable into the Collection Account. The receivable created by such refinancing shall not be property of
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the Issuer. The Servicer and its Affiliates may also sell insurance or debt cancellation products, including products which result in the cancellation of some or all of the amount of a Receivable upon the death or disability of the Obligor or any casualty with respect to the Financed Vehicle.
     (d) Records documenting collection efforts shall be maintained during the period a Receivable is delinquent in accordance with the Servicer’s Customary Servicing Practices. Such records shall be maintained on at least a periodic basis that is not less frequent than the Servicer’s Customary Servicing Practices, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment) in accordance with the Servicer’s Customary Servicing Practices.
     SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer will use commercially reasonable efforts, consistent with its Customary Servicing Practices, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer has determined eventual payment in full is unlikely unless it determines in its sole discretion that repossession will not increase the Liquidation Proceeds by an amount greater than the expense of such repossession or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer will follow such Customary Servicing Practices as it deems necessary or advisable, which may include reasonable efforts to realize upon any recourse to any Dealer and selling the Financed Vehicle at public or private sale. The foregoing will be subject to the provision that, in any case in which the Financed Vehicle has suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it determines in its sole discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses. The Servicer, in its sole discretion, may in accordance with its Customary Servicing Practices sell any Receivable’s deficiency balance. Net proceeds of any such sale allocable to the Receivable will constitute Liquidation Proceeds, and the sole right of the Issuer and the Indenture Trustee with respect to any such sold Receivables will be to receive such Liquidation Proceeds. Upon such sale, the Servicer will mark its computer records indicating that any such receivable sold is no longer a Receivable. The Servicer is authorized to take any and all actions necessary or appropriate on behalf of the Issuer to evidence the sale of the Receivable free from any Lien or other interest of the Issuer or the Indenture Trustee.
     SECTION 3.4 Maintenance of Security Interests in Financed Vehicles. The Servicer will, in accordance with its Customary Servicing Practices, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The provisions set forth in this Section are the sole requirements under the Transaction Documents with respect to the maintenance of collateral or security on the Receivables. It is understood that the Financed Vehicles are the collateral and security for the Receivables, but that the certificate of title with respect to a Financed Vehicle does not constitute collateral and merely evidences such security interest. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.
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     SECTION 3.5 Covenants of Servicer. Unless required by law or court order, the Servicer will not release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except (a) in the event of payment in full by or on behalf of the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with its Customary Servicing Practices, (b) in connection with repossession or (c) except as may be required by an insurer in order to receive proceeds from any Insurance Policy covering such Financed Vehicle.
     SECTION 3.6 Purchase of Receivables Upon Breach. Upon discovery by any party hereto of a breach of any of the covenants set forth in Section 3.2, 3.3, 3.4 or 3.5 which materially and adversely affects the interests of the Issuer or the Noteholders, the party discovering such breach shall give prompt written notice thereof to the other parties hereto; provided, that delivery of the Servicer’s Certificate shall be deemed to constitute prompt notice by the Servicer and the Issuer of such breach; provided, further, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. If the Servicer does not correct or cure such breach prior to the end of the Collection Period which includes the 60th day (or, if the Servicer elects, an earlier date) after the date that the Servicer became aware or was notified of such breach, then the Servicer shall purchase any Receivable materially and adversely affected by such breach from the Issuer on the Payment Date following the end of such Collection Period. Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the ability of the Issuer to receive and retain timely payment in full on such Receivable. Any such purchase by the Servicer shall be at a price equal to the Repurchase Price. In consideration for such repurchase, the Servicer shall make (or shall cause to be made) a payment to the Issuer equal to the Repurchase Price by depositing such amount into the Collection Account prior to 11:00 a.m., New York City time on such Payment Date. Upon payment of such Repurchase Price by the Servicer, the Issuer and the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as shall be reasonably necessary to vest in the Servicer or its designee any Receivable repurchased pursuant hereto. It is understood and agreed that the obligation of the Servicer to purchase any Receivable as described above shall constitute the sole remedy respecting such breach available to the Issuer, the Swap Counterparty and the Indenture Trustee.
     SECTION 3.7 Servicing Fee. On each Payment Date, the Issuer shall pay to the Servicer the Servicing Fee in accordance with Section 4.4 for the immediately preceding Collection Period as compensation for its services. In addition, the Servicer will be entitled to retain all Supplemental Servicing Fees. The Servicer also will be entitled to receive investment earnings (net of investment losses and expenses) on funds deposited in the Collection Account and the Principal Distribution Account during each Collection Period.
     SECTION 3.8 Servicer’s Certificate. On or before the Determination Date preceding each Payment Date, the Servicer shall deliver to the Indenture Trustee and each Paying Agent, and the Indenture Trustee shall forward such copy to each of the Rating Agencies and the Swap Counterparty, a Servicer’s Certificate containing all information necessary to make the payments, transfers and distributions pursuant to Sections 4.3 and 4.4 on such Payment Date, together with the written statements to be furnished by the Indenture Trustee to the Noteholders
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pursuant to Section 4.6 hereof and Section 6.6 of the Indenture. At the sole option of the Servicer, each Servicer’s Certificate may be delivered in electronic or hard copy format.
     SECTION 3.9 Annual Officer’s Certificate; Notice of Servicer Replacement Event. (a) The Servicer will deliver to the Rating Agencies, the Issuer and the Indenture Trustee, on or before March 30 of each calendar year, beginning on March 30, 2009, an Officer’s Certificate (with appropriate insertions) providing such information as is required under Item 1123 of Regulation AB.
     (b) The Servicer will deliver to the Issuer, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof written notice in an Officer’s Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Replacement Event. Except to the extent set forth in this Section 3.9(b) and Sections 7.2 and 9.22 of this Agreement and Section 3.12 of the Indenture, the Transaction Documents do not require any policies or procedures to monitor any performance or other triggers and events of default.
     (c) The Servicer will deliver to the Issuer, on or before March 30 of each year, beginning on March 30, 2009, a report regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, including disclosure of any material instance of non-compliance identified by the Servicer, as required under paragraph (b) of Rule 13a-18 and Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB.
     SECTION 3.10 Annual Registered Public Accounting Firm Attestation. On or before the 90th day following the end of each fiscal year, beginning with the fiscal year ending December 31, 2008, the Servicer shall cause a firm of independent registered public accountants (who may also render other services to the Servicer, the Seller or their respective Affiliates) to furnish to the Indenture Trustee, the Servicer, the Seller and each Rating Agency each attestation report on assessments of compliance with the Servicing Criteria with respect to the Servicer or any Affiliate thereof during the related fiscal year delivered by such accountants pursuant to paragraph (c) of Rule 13a-18 or Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. The certification required by this paragraph may be replaced by any similar certification using other procedures or attestation standards which are now or in the future in use by servicers of comparable assets, or which otherwise comply with any rule, regulation, “no action” letter or similar guidance promulgated by the Commission.
     SECTION 3.11 Servicer Expenses. The Servicer shall pay all expenses (other than expenses described in the definition of Liquidation Proceeds) incurred by it in connection with its activities hereunder, including fees, expenses, indemnities and disbursements of the Indenture Trustee, the Owner Trustee (as more fully described in Sections 8.1 and 8.2 of the Trust Agreement), independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Noteholders and the Certificateholder.
     SECTION 3.12 1934 Act Filings. The Issuer hereby authorizes the Servicer and the Seller, or either of them, to prepare, sign, certify and file any and all reports, statements and information respecting the Issuer and/or the Notes required to be filed pursuant to the Exchange Act, and the rules thereunder.
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ARTICLE IV
DISTRIBUTIONS; ACCOUNTS;
STATEMENTS TO THE CERTIFICATEHOLDER
AND THE NOTEHOLDERS
     SECTION 4.1 Establishment of Accounts. (a) The Servicer shall cause to be established:
(i)	For the benefit of the Noteholders and the Swap Counterparty, in the name of the Indenture Trustee, an Eligible Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Swap Counterparty, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee. No checks shall be issued, printed or honored with respect to the Collection Account.

(ii)	For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the “Principal Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee. No checks shall be issued, printed or honored with respect to the Principal Distribution Account.

(iii)	For the benefit of the Noteholders and the Swap Counterparty, in the name of the Indenture Trustee, an Eligible Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Swap Counterparty, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee. No checks shall be issued, printed or honored with respect to the Reserve Account.
     (b) Funds on deposit in the Collection Account, the Reserve Account and the Principal Distribution Account and the Swap Termination Payment Account (to the extent such account is established under Section 4.8(b) (collectively, the “Trust Accounts”) shall be invested by the Indenture Trustee in Permitted Investments selected in writing by the Servicer and of which the Servicer provides notification (pursuant to standing instructions or otherwise); provided, that it is understood and agreed that neither the Servicer, the Indenture Trustee nor the Issuer shall be liable for any loss arising from such investment in Permitted Investments. All such Permitted Investments shall be held by or on behalf of the Indenture Trustee as secured party for the benefit of the Noteholders and the Swap Counterparty; provided, that on each Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Collection Account and the Principal Distribution Account shall be distributed to the Servicer and shall not be available to pay the distributions provided for in Section 4.4. All investments of funds on deposit in the Trust Accounts shall mature so that such funds will be available on the next Payment Date. No Permitted Investment shall be sold or
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otherwise disposed of prior to its scheduled maturity unless a default occurs with respect to such Permitted Investment and the Servicer directs the Indenture Trustee in writing to dispose of such Permitted Investment.
     (c) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds, investments and proceeds shall be part of the Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Swap Counterparty. If, at any time, any Trust Account ceases to be an Eligible Account, the Servicer shall promptly notify the Indenture Trustee in writing (unless such Trust Account is an account with the Indenture Trustee) and within 10 Business Days (or such longer period as to which each Rating Agency may consent) after becoming aware of the fact, establish a new Trust Account as an Eligible Account and shall direct the Indenture Trustee to transfer any cash and/or any investments to such new Trust Account.
     (d) With respect to the Trust Account Property, the parties hereto agree that:
(i)	any Trust Account Property that consists of uninvested funds shall be held solely in Eligible Accounts and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and, except as otherwise provided in the Transaction Documents, the Indenture Trustee or its designee shall have sole signature authority with respect thereto;

(ii)	any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee or its designee, in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Indenture Trustee or any such designee;

(iii)	any Trust Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (iv) below shall be delivered to the Indenture Trustee or its designee in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Indenture Trustee or such designee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its designee’s) ownership of such security on the books of the issuer thereof; and

(iv)	any Trust Account Property that is an uncertificated security that is a “book-entry security” (as such term is defined in Federal Reserve Bank Operating Circular No. 7) held in a securities account at a Federal Reserve Bank and eligible for transfer through the Fedwire® Securities Service operated by the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Indenture Trustee or its designee or a securities intermediary (as such term is defined in
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Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee or such designee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph.
     (e) Except for the Collection Account, the Reserve Account and the Principal Distribution Account, there are no accounts required to be maintained under the Transaction Documents. No checks shall be issued, printed or honored with respect to the Collection Account, the Reserve Account or the Principal Distribution Account.
     SECTION 4.2 Remittances. The Servicer shall deposit an amount equal to all Collections into the Collection Account within two Business Days after identification; provided, however, that if the Monthly Remittance Condition is satisfied, then the Servicer shall not be required to deposit into the Collection Account an amount equal to the Collections received during any Collection Period until 11:00 a.m., New York City time, on the following Payment Date, provided, further, that if the Collection Account is not maintained at the Indenture Trustee, then deposits into the Collection Account shall be made on the Business Day preceding each Payment Date (so long as the Monthly Remittance Condition is met). The “Monthly Remittance Condition” shall be deemed to be satisfied if (i) VCI is the Servicer, (ii) no Servicer Replacement Event has occurred and is continuing and (iii)(x) Volkswagen AG has a short-term debt rating of at least “P-1” from Moody’s and “A-1” from Standard & Poor’s, (y) both Moody’s and Standard & Poor’s are then rating a debt issuance of Volkswagen of America, Inc. or VCI (and, in the case of VCI, such debt issuance is guaranteed by Volkswagen AG) and (z) VCI remains a direct or indirect wholly-owned subsidiary of Volkswagen AG. Notwithstanding the foregoing, the Servicer may remit Collections to the Collection Account on any other alternate remittance schedule (but not later than the related Payment Date) if the Rating Agency Condition is satisfied with respect to such alternate remittance schedule. Pending deposit into the Collection Account, Collections may be commingled and used by the Servicer at its own risk and are not required to be segregated from its own funds.
     SECTION 4.3 Additional Deposits and Payments; Servicer Advances. (a) On each Payment Date, the Servicer and the Seller will deposit into the Collection Account the aggregate Repurchase Price with respect to Repurchased Receivables purchased by the Servicer or the Seller, respectively, on such Payment Date and the Servicer will deposit into the Collection Account all amounts, if any, to be paid under Section 8.1 in connection with the Optional Purchase. All such deposits with respect to a Payment Date will be made, in immediately available funds by 11:00 a.m., New York City time, on such Payment Date related to such Collection Period.
     (b) The Indenture Trustee will, on each Payment Date, withdraw from the Reserve Account the Reserve Account Excess Amount, if any, for such Payment Date and deposit such amounts in the Collection Account.
     (c) On each Payment Date, the Servicer shall deposit into the Collection Account prior to 11:00 a.m., New York City time, an advance in an amount equal to the lesser of (a) any shortfall in the amounts available to make the payments in clauses first through fifth of Section 4.4(a) and (b) the aggregate scheduled monthly payments due on Receivables but not
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received during and prior to the related Collection Period (an “Advance”); provided, however, that the Servicer will not be obligated to make an Advance if the Servicer reasonably determines in its sole discretion that such Advance is not likely to be repaid from future cash flows from the Receivables. No Advances will be made with respect to Defaulted Receivables.
     (d) The Indenture Trustee will, on the Payment Date relating to each Collection Period, withdraw from the Reserve Account the Reserve Account Draw Amount and deposit such amount in the Collection Account.
     (e) On the Closing Date the Seller will deposit, or cause to be deposited from proceeds of the sale of the Notes, into the Reserve Account an amount equal to the Initial Reserve Account Deposit Amount.
     (f) The Indenture Trustee will promptly, on the day of receipt, deposit into the Collection Account all Net Swap Receipts received by it under the Interest Rate Swap Agreement in immediately available funds.
     SECTION 4.4 Distributions.
     (a) Prior to any acceleration of the Notes pursuant to Section 5.2 of the Indenture, on each Payment Date, the Indenture Trustee (based on information contained in, and as directed by, the Servicer’s Certificate delivered on or before the related Determination Date pursuant to Section 3.8) shall make the following deposits and distributions, to the extent of Available Funds, Advances made on such Payment Date pursuant to Section 4.3(c) and the Reserve Account Draw Amount, on deposit in the Collection Account for such Payment Date, in the following order of priority:
(i)	first, to the Servicer (or any predecessor Servicer, if applicable) for reimbursement of all outstanding Advances;

(ii)	second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees with respect to prior periods;

(iii)	third, to the Swap Counterparty, the Net Swap Payment, if any, for such Payment Date;

(iv)	fourth, pro rata based on amounts due, (A) to the Swap Counterparty, any Senior Swap Termination Payments for such Payment Date, and (B) to the Noteholders, the Accrued Note Interest for the related Interest Period; provided, that if there are not sufficient funds available to pay the entire amount of the Accrued Note Interest, the amounts available will be applied to the payment of such interest on the Notes on a pro rata basis;

(v)	fifth, to the Principal Distribution Account for distribution to the Noteholders pursuant to Section 8.2(c) of the Indenture, the Principal Distribution Amount;
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(vi)	sixth, to the Reserve Account, any additional amounts required to increase the amount in the Reserve Account up to the Specified Reserve Account Balance;

(vii)	seventh, to the Swap Counterparty, any Subordinated Swap Termination Payments for such Payment Date;

(viii)	eighth, to the Owner Trustee and the Indenture Trustee, fees and expenses (including indemnification amounts) due and owing under the Trust Agreement and the Indenture, as applicable, which have not been previously paid; and

(ix)	ninth, to or at the direction of the Certificateholder, any funds remaining.
Notwithstanding any other provision of this Section 4.4, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Indenture Trustee shall apply all amounts on deposit in the Collection Account pursuant to Section 5.4(b) of the Indenture.
     (b) After the payment in full of the Notes, all amounts payable to the Swap Counterparty and all other amounts payable under Section 4.4(a), all Collections shall be paid to or in accordance with the instructions provided from time to time by the Certificateholder.
     SECTION 4.5 Net Deposits. If the Monthly Remittance Condition is satisfied, the Servicer shall be permitted to deposit into the Collection Account only the net amount distributable to Persons other than the Servicer and its Affiliates on the Payment Date. The Servicer shall, however, account as if all of the deposits and distributions described herein were made individually.
     SECTION 4.6 Statements to Certificateholder and Noteholders. On or before each Determination Date, the Servicer shall deliver to the Indenture Trustee and each Paying Agent, and the Indenture Trustee shall forward (or make available on its website, as described below) such copy to each of the Rating Agencies, the Swap Counterparty, the Issuer and to each Noteholder of record as of the most recent Record Date, a statement setting forth for the Collection Period and Payment Date relating to such Determination Date the following information (to the extent applicable):
     (a) the aggregate amount being paid on such Payment Date in respect of interest on and principal of each Class of Notes;
     (b) the Class A-1 Note Balance, the Class A-2-A Note Balance, the Class A-2-B Note Balance, the Class A-3-A Note Balance, the Class A-3-B Note Balance, the Class A-4-A Note Balance and the Class A-4-B Note Balance, in each case after giving effect to payments on such Payment Date;
     (c) (i) the amount on deposit in the Reserve Account and the Specified Reserve Account Balance, each as of the beginning and end of the related Collection Period, (ii) the amount deposited in the Reserve Account in respect of such Payment Date, if any, (iii) the
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Reserve Account Draw Amount and the Reserve Account Excess Amount, if any, to be withdrawn from the Reserve Account on such Payment Date, (iv) the balance on deposit in the Reserve Account on such Payment Date after giving effect to withdrawals therefrom and deposits thereto in respect of such Payment Date and (v) the change in such balance from the immediately preceding Payment Date;
     (d) the Principal Distribution Amount for such Payment Date;
     (e) the Net Pool Balance and the Note Factor as of the close of business on the last day of the preceding Collection Period;
     (f) the amount of the Servicing Fee to be paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees;
     (g) the amount of the Noteholders’ Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;
     (h) the aggregate Repurchase Price with respect to Repurchased Receivables paid by (i) the Servicer and (ii) the Seller with respect to the related Collection Period;
     (i) the amount of Advances, if any, on such Payment Date;
     (j) the amount of Collections for the related Collection Period;
     (k) the Net Swap Receipts and Net Swap Payment, if any;
     (l) the Senior Swap Termination Payment and Subordinated Swap Termination Payment, if any;
     (m) the Swap Replacement Proceeds, if any; and
     (n) the Swap Termination Payment, if any.
     Each amount set forth pursuant to paragraph (a) or (g) above relating to the Notes shall be expressed as a dollar amount per $1,000 of the Initial Note Balance of the Notes (or Class thereof).
     No disbursements shall be made directly by the Servicer to a Noteholder, and the Servicer shall not be required to maintain any investor record relating to the posting of disbursements or otherwise.
     The Indenture Trustee will make available via the Indenture Trustee’s internet website all reports or notices required to be provided by the Indenture Trustee under this Section 4.6, provided, however, that the indenture Trustee, shall, if requested by any Rating Agency, deliver any reports or notices under this Section 4.6 in writing to such Rating Agency. Any information that is disseminated in accordance with the provisions of this Section 4.6 shall not be required to be disseminated in any other form or manner; provided, however, any such information that must be delivered to the Rating Agencies under this Section 4.6 shall be sent by electronic mail to
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each Rating Agency. The Indenture Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
     The Indenture Trustee’s internet website shall be initially located at “www.sfcitidirect.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders, the Servicer, the Issuer or any Paying Agent. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Agreement.
     SECTION 4.7 No Duty to Confirm. The Indenture Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in the Servicer’s Certificate delivered by the Servicer to the Indenture Trustee, and the Indenture Trustee shall be fully protected in relying upon such Servicer’s Certificate.
     SECTION 4.8 Interest Rate Swap Agreement.
     (a) The Issuer shall enter into the Initial Interest Rate Swap Agreement with the Initial Swap Counterparty. Subject to the requirements of this Section 4.8, the Issuer may from time to time enter into one or more Replacement Interest Rate Swap Agreements in the event that the Initial Interest Rate Swap Agreement is terminated due to any “Termination Event” or “Event of Default” (each as defined in the Initial Interest Rate Swap Agreement) prior to its scheduled expiration and in accordance with the terms of such Interest Rate Swap Agreement. Other than any Replacement Interest Rate Swap Agreement entered into pursuant to this Section 4.8(a), the Issuer may not enter into any additional interest rate swap agreements.
     (b) In the event of any early termination of any Interest Rate Swap Agreement, (i) upon written direction and notification of such early termination, the Indenture Trustee shall establish the Swap Termination Payment Account, (ii) any Swap Termination Payments received from the Swap Counterparty will be remitted to the Swap Termination Payment Account and (iii) any Swap Replacement Proceeds received from a Replacement Swap Counterparty will be remitted directly to the Swap Counterparty; provided, that any such remittance to the Swap Counterparty shall not exceed the amounts, if any, owed to the Swap Counterparty under the Interest Rate Swap Agreement; provided, further that the Swap Counterparty shall only receive Swap Replacement Proceeds if all Swap Termination Payments due from the Swap Counterparty to the Issuer have been paid in full and if such amounts have not been paid in full then the amount of Swap Replacement Proceeds necessary to make up any deficiency shall be remitted to the Swap Termination Payment Account.
     (c) The Issuer shall promptly, following the early termination of any Initial Interest Rate Swap Agreement due to an “Event of Default” or “Termination Event” (each as defined in the Initial Interest Rate Swap Agreement) and in accordance with the terms of such Interest Rate Swap Agreement, enter into a Replacement Interest Rate Swap Agreement to the extent possible and practicable through application of funds available in the Swap Termination Payment Account unless entering into such Replacement Interest Rate Swap Agreement will cause the Rating Agency Condition not to be satisfied.
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     (d) To the extent that (i) the funds available in the Swap Termination Payment Account exceed the costs of entering into a Replacement Interest Rate Swap Agreement or (ii) the Issuer determines not to replace the Initial Interest Rate Swap Agreement and the Rating Agency Condition is met with respect to such determination, the amounts in the Swap Termination Payment Account (other than funds used to pay the costs of entering into a Replacement Interest Rate Swap Agreement, if applicable) shall be included in Available Funds and allocated in accordance with the order of priority specified in Section 4.4(a) on the following Payment Date. In any other situation, amounts on deposit in the Swap Termination Payment Account at any time shall be invested pursuant to Section 4.1(b) and on each Payment Date after the creation of a Swap Termination Payment Account, the funds therein shall be used to cover any shortfalls in the amounts payable under clauses first through fifth under Section 4.4(a), provided, that in no event will the amount withdrawn from the Swap Termination Payment Account on such Payment Date exceed the amount of Net Swap Receipts that would have been required to be paid on such Payment Date under the terminated Interest Rate Swap Transaction had there been no termination of such transaction. Any amounts remaining in the Swap Termination Payment Account after payment in full of the latest maturing class of floating-rate Notes shall be included in Available Funds and allocated in accordance with the order of priority specified in Section 4.4(a) on the following Payment Date.
     (e) If the Swap Counterparty is required to post collateral under the terms of the Interest Rate Swap Agreement, upon written direction and notification of such requirement the Indenture Trustee shall establish the Swap Collateral Account (the “Swap Collateral Account”) over which the Indenture Trustee shall have exclusive control and the sole right of withdrawal, and in which no Person other than the Indenture Trustee, the Swap Counterparty and the Noteholders shall have any legal or beneficial interest. The Indenture Trustee shall deposit all collateral received from the Swap Counterparty under the Interest Rate Swap Agreement into the Swap Collateral Account. Any and all funds at any time on deposit in, or otherwise to the credit of, the Swap Collateral Account shall be held in trust by the Indenture Trustee for the benefit of the Swap Counterparty and the Noteholders. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Swap Collateral Account shall be (i) for application to obligations of the Swap Counterparty to the Issuer under the Interest Rate Swap Agreement in accordance with the terms of the Interest Rate Swap Agreement or (ii) to return collateral to the Swap Counterparty when and as required by the Interest Rate Swap Agreement.
     (f) If at any time the Interest Rate Swap Agreement becomes subject to early termination due to the occurrence of an “Event of Default” or “Termination Event” (as defined in the Interest Rate Swap Agreement), the Issuer and the Indenture Trustee shall use reasonable efforts (following the expiration of any applicable grace period) to enforce the rights of the Issuer thereunder as may be permitted by the terms of the Interest Rate Swap Agreement and consistent with the terms hereof. To the extent not fully paid from Swap Replacement Proceeds, any Swap Termination Payment owed by the Issuer to the Swap Counterparty under the Interest Rate Swap Agreement shall be payable to the Swap Counterparty in installments made on each following Payment Date until paid in full in accordance with the order of priority specified in Section 4.4(a). To the extent that the Swap Replacement Proceeds exceed any such Swap Termination Payments (or if there are no Swap Termination Payments due to the Swap Counterparty), the Swap Replacement Proceeds in excess of such Swap Termination Payments,
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if any, shall be included in Available Funds and allocated and applied in accordance with the order of priority specified in Section 4.4(a) on the following Payment Date.
ARTICLE V
THE SELLER
     SECTION 5.1 Representations and Warranties of Seller. The Seller makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:
     (a) Existence and Power. The Seller is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, all power and authority required to carry on its business as it is now conducted. The Seller has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets.
     (b) Authorization and No Contravention. The execution, delivery and performance by the Seller of each Transaction Document to which it is a party (i) have been duly authorized by all necessary limited liability company action on the part of the Seller and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller’s ability to perform its obligations under, the Transaction Documents).
     (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Transferred Assets or would not materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents.
     (d) Binding Effect. Each Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.
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     (e) Lien Filings. The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.
     (f) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents or the collectibility or enforceability of the Receivables, or (iv) relate to the Seller that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.
     SECTION 5.2 Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:
     (a) The Seller shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense incurred by reason of the Seller’s violation of federal or State securities laws in connection with the registration or the sale of the Notes.
     (b) The Seller will pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Trust Estate.
     (c) Indemnification under this Section 5.2 will survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Seller, without interest.
     (d) The Seller’s obligations under this Section 5.2 are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Issuer, the Servicer, the Indenture Trustee and the Owner Trustee, by entering into or accepting this Agreement, acknowledge and agree that they have no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, the Issuer, the Servicer, the Indenture Trustee or the Owner Trustee either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Issuer, the Servicer, the Indenture Trustee or the Owner Trustee further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment
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in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Issuer, the Servicer, the Indenture Trustee and the Owner Trustee each further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 5.2(d) and the terms of this Section 5.2(d) may be enforced by an action for specific performance. The provisions of this Section 5.2(d) will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.
     SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Seller is a party, (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by Volkswagen AG, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. Notwithstanding the foregoing, if the Seller enters into any of the foregoing transactions and is not the surviving entity, (x) the Seller shall deliver to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section 5.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (y) the Seller will deliver to the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest. The Seller will provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 5.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (x) and (y) of this Section 5.3 will be conditions to the consummation of any of the transactions referred to in clauses (i), (ii) or (iii) of this Section 5.3 in which the Seller is not the surviving entity.
     SECTION 5.4 Limitation on Liability of Seller and Others. The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.
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     SECTION 5.5 Seller May Own Notes. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes so owned by the Seller or any such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement and the other Transaction Documents, without preference, priority, or distinction as among all of the Notes. Notes owned by the Issuer, Seller, Servicer, Administrator or any of their respective Affiliates shall be disregarded with respect to the determination of any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any other Transaction Document.
     SECTION 5.6 Sarbanes-Oxley Act Requirements. To the extent any documents are required to be filed or any certification is required to be made with respect to the Issuer or the Notes pursuant to the Sarbanes-Oxley Act, the Issuer hereby authorizes the Servicer and the Seller, or either of them, to prepare, sign, certify and file any such documents or certifications on behalf of the Issuer.
     SECTION 5.7 Compliance with Organizational Documents. The Seller shall comply with its limited liability company agreement and other organizational documents.
     SECTION 5.8 Perfection Representations, Warranties and Covenants. The Seller hereby makes the perfection representations, warranties and covenants attached hereto as Exhibit B to the Issuer and the Indenture Trustee and the Issuer shall be deemed to have relied on such representations, warranties and covenants in acquiring the Transferred Assets.
ARTICLE VI
THE SERVICER
     SECTION 6.1 Representations of Servicer. The Servicer makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:
     (a) Existence and Power. The Servicer is a corporation validly existing and in good standing under the laws of Delaware and has, in all material respects, all power and authority to carry on its business as it is now conducted. The Servicer has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets.
     (b) Authorization and No Contravention. The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary action on the part of the Servicer and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C)
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any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Servicer’s ability to perform its obligations under, the Transaction Documents).
     (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Servicer of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or would not materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents.
     (d) Binding Effect. Each Transaction Document to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.
     (e) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened against the Servicer before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any of the other Transaction Documents, or (iv) relate to the Servicer that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.
     (f) Fidelity Bond. The Servicer shall not be required to maintain a fidelity bond or error and omissions policy.
     SECTION 6.2 Indemnities of Servicer. The Servicer will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:
     (a) The Servicer will defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.
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     (b) The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Transaction Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sales of the Notes, or asserted with respect to ownership of the Receivables, or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Transaction Documents) and costs and expenses in defending against the same. For the avoidance of doubt, the Servicer will not indemnify for any costs, expenses, losses, claims, damages or liabilities due to the credit risk of the Obligor and for which reimbursement would constitute recourse for uncollectible Receivables.
     (c) The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder and the Seller from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Servicer in the performance of its duties under this Agreement or any other Transaction Document to which it is a party, or by reason of its failure to perform its obligations or of reckless disregard of its obligations and duties under this Agreement or any other Transaction Document to which it is a party; provided, however, that the Servicer will not indemnify for any costs, expenses, losses, claims, damages or liabilities arising from its breach of any covenant for which the repurchase of the affected Receivables is specified as the sole remedy pursuant to Section 3.6.
     (d) The Servicer will compensate and indemnify the Owner Trustee to the extent and subject to the conditions set forth in Sections 8.1 and 8.2 of the Trust Agreement. The Servicer will compensate and indemnify the Indenture Trustee to the extent and subject to the conditions set forth in Section 6.7 of the Indenture, except to the extent that any cost, expense, loss, claim, damage or liability arises out of or is incurred in connection with the performance by the Indenture Trustee of the duties of a successor Servicer hereunder.
     (e) Indemnification under this Section 6.2 by VCI (or any successor thereto pursuant to Section 7.1) as Servicer, with respect to the period such Person was the Servicer, will survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement and the Trust Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and will include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Servicer, without interest.
     SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer is a party, (iii) succeeding to
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the business of the Servicer, or (iv) of which Volkswagen AG owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. Notwithstanding the foregoing, if the Servicer enters into any of the foregoing transactions and is not the surviving entity, (x) the Servicer shall deliver to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation, or succession and such agreement of assumption comply with this Section 6.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (y) the Servicer will deliver to the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interests. The Servicer will provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (x) and (y) of this Section 6.3 will be conditions to the consummation of any of the transactions referred to in clauses (i), (ii) or (iii) of this Section 6.3 in which the Servicer is not the surviving entity.
     SECTION 6.4 Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer will be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders, the Swap Counterparty or the Certificateholder, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision will not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of its failure to perform its obligations or of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer’s Certificate of the Seller or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.
     (b) Except as provided in this Agreement, the Servicer will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and the Certificateholder under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Servicer.
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     SECTION 6.5 Delegation of Duties. The Servicer may, at any time without notice or consent, delegate (a) any or all of its duties (including, without limitation, its duties as custodian) under the Transaction Documents to any of its Affiliates or (b) specific duties to sub-contractors who are in the business of performing such duties; provided, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer and the Indenture Trustee for its duties hereunder as if the Servicer alone were performing such duties. For any servicing activities delegated to third parties in accordance with this Section 6.5, the Servicer shall follow such policies and procedures to monitor the performance of such third parties and compliance with such servicing activities as the Servicer follows with respect to comparable motor vehicle receivables serviced by the Servicer for its awn account.
     SECTION 6.6 VCI Not to Resign as Servicer. Subject to the provisions of Sections 6.3 and 6.5, VCI will not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Notice of any such determination permitting the resignation of VCI will be communicated to the Issuer and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, will be confirmed in writing at the earliest practicable time) and any such determination will be evidenced by an Opinion of Counsel to such effect delivered to the Issuer and the Indenture Trustee concurrently with or promptly after such notice. No such resignation will become effective until a successor Servicer has (i) assumed the responsibilities and obligations of VCI as Servicer and (ii) provided in writing the information reasonably requested by the Seller to comply with its reporting obligation under the Exchange Act with respect to a replacement Servicer.
     SECTION 6.7 Servicer May Own Notes. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes so owned by or pledged to the Servicer or such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes.
ARTICLE VII
REPLACEMENT OF SERVICER
     SECTION 7.1 Replacement of Servicer.
     (a) If a Servicer Replacement Event shall have occurred and be continuing, the Indenture Trustee shall, at the direction of 66 2/3% of the Noteholders, by notice given to the Servicer, the Owner Trustee, the Issuer, the Administrator, the Noteholders, the Swap Counterparty and each Rating Agency, terminate the rights and obligations of the Servicer under this Agreement with respect to the Receivables. In the event the Servicer is removed or resigns as Servicer with respect to servicing the Receivables, the Indenture Trustee shall appoint a successor Servicer. Upon the Servicer’s receipt of notice of termination the predecessor Servicer will continue to perform its functions as Servicer under this Agreement only until the date
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specified in such termination notice or, if no such date is specified in such termination notice, until receipt of such notice. If a successor Servicer has not been appointed at the time when the predecessor Servicer ceases to act as Servicer in accordance with this Section, the Indenture Trustee without further action will automatically be appointed the successor Servicer. Notwithstanding the above, the Indenture Trustee, if it is legally unable or is unwilling to so act, will appoint, or petition a court of competent jurisdiction to appoint a successor Servicer. Any successor Servicer shall be an established institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of comparable motor vehicle receivables having an aggregate outstanding principal amount of not less than $50,000,000.
     (b) Noteholders holding not less than a majority of the Outstanding Notes may waive any Servicer Replacement Event. Upon any such waiver, such Servicer Replacement Event shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Agreement, but no such waiver shall extend to any prior, subsequent or other Servicer Replacement Event or impair any right consequent thereto.
     (c) If replaced, the Servicer agrees that it will use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Receivables to a successor Servicer. All reasonable costs and expenses incurred in connection with transferring the Receivable Files to the successor Servicer and all other reasonable costs and expenses incurred in connection with the transfer to the successor Servicer related to the performance by the Servicer hereunder will be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.
     (d) Upon the effectiveness of the assumption by the successor Servicer of its duties pursuant to this Section 7.1, the successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement with respect to the Receivables, and shall be subject to all the responsibilities, duties and liabilities relating thereto, except with respect to the obligations of the predecessor Servicer that survive its termination as Servicer, including indemnification obligations as set forth in Section 6.2(e). In such event, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and replacement of the Servicer, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. No Servicer shall resign or be relieved of its duties under this Agreement, as Servicer of the Receivables, until a newly appointed Servicer for the Receivables shall have assumed the responsibilities and obligations of the resigning or terminated Servicer under this Agreement.
     (e) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of the successor Servicer out of Available Funds as it and such successor Servicer will agree; provided, however, that no such compensation will be in excess of the amount paid to the predecessor Servicer under this Agreement.
     (f) The predecessor Servicer shall be entitled to receive reimbursement for any outstanding Advances made with respect to the Receivables to the extent funds are available therefore in accordance with Section 4.4.
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     SECTION 7.2 Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee will give prompt written notice thereof to the Owner Trustee, the Issuer, the Administrator, each Rating Agency and to the Noteholders at their respective addresses of record.
ARTICLE VIII
OPTIONAL PURCHASE
     SECTION 8.1 Optional Purchase of Trust Estate. If VCI is the Servicer, then VCI shall have the right at its option (the “Optional Purchase”) to purchase the Trust Estate (other than the Reserve Account) from the Issuer on any Payment Date if, after giving effect to any payment of principal required to be made on such Payment Date, the aggregate Net Pool Balance is less than or equal to 10% of the initial Net Pool Balance. The purchase price for the Trust Estate (other than the Reserve Account) shall equal the greater of (a) the unpaid principal amount of the Notes plus accrued and unpaid interest thereon (after giving effect to all distributions pursuant to Section 4.4(a) on that Payment Date) at the applicable Interest Rate up to but excluding the Redemption Date plus all amounts owing to the Swap Counterparty as of the Redemption Date and (b) the fair market value of the Trust Estate (other than the Reserve Account) (the “Optional Purchase Price”), which amount shall be deposited by the Servicer into the Collection Account on the Redemption Date. If VCI, as Servicer, exercises the Optional Purchase, the Notes shall be redeemed and in each case in whole but not in part on the related Payment Date for the Redemption Price.
ARTICLE IX
MISCELLANEOUS PROVISIONS
     SECTION 9.1 Amendment.
     (a) Any term or provision of this Agreement may be amended by the Seller and the Servicer without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Swap Counterparty, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:
(i)	the Seller or the Servicer delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders;

(ii)	the Seller or the Servicer delivers an Officer’s Certificate of the Seller or Servicer, respectively, to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(iii)	the Seller or the Servicer delivers to the Indenture Trustee written confirmation from each Rating Agency that such amendment will not cause it to downgrade, qualify or withdraw its rating assigned to any of the Notes;
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provided, that no amendment shall be effective which affects the rights, protections or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person; provided, further, that such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty or the Issuer under the Interest Rate Swap Agreement unless the Swap Counterparty shall have consented in writing to such amendment; provided however, that such consent shall not be unreasonably withheld or delayed.
     (b) Any term or provision of this Agreement may be amended by the Seller and the Servicer but without the consent of the Indenture Trustee, any Noteholder, the Swap Counterparty, the Issuer, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Seller, the Servicer or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied and such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty under this Agreement unless the Swap Counterparty shall have consented in writing to such amendment; provided however, that such consent shall not be unreasonably withheld or delayed.
     (c) This Agreement (including Appendix A) may also be amended from time to time by Seller, Servicer and the Indenture Trustee, with the consent of the Noteholders evidencing not less than a majority of the Note Balance, voting as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, that no such amendment shall (i) reduce the interest rate or principal amount of any Note, change or delay the Final Scheduled Payment Date of any Note without the consent of the Holder of such Note, (ii) reduce the percentage of the Note Balance, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the Note Balance which were required to consent to such matter before giving effect to such amendment; provided, further, that such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty under this Sale and Servicing Agreement unless the Swap Counterparty shall have consented in writing to such amendment; provided however, that such consent shall not be unreasonably withheld or delayed; provided, further, that the Indenture Trustee may not agree to any amendment to this Agreement if such amendment failed to comply with the requirements of Section 9.2 of the Indenture. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.
     (d) Prior to the execution of any such amendment, the Servicer shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, the Servicer (i) shall furnish a copy of such amendment or consent to each Rating Agency and the Indenture Trustee and (ii) if this Agreement is amended in accordance with clauses (i) or (ii) of Section 9.1(a), shall furnish a
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copy of such Opinion of Counsel or Officer’s Certificate, as the case may be, to each of the Rating Agencies.
     (e) Prior to the execution of any amendment to this Agreement, the Seller, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or execute on behalf of the Issuer any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.
     SECTION 9.2 Protection of Title.
     (a) The Seller shall authorize and file such financing statements and cause to be authorized and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee under this Agreement in the Receivables. The Seller shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above.
     (b) None of the Issuer, the Seller nor the Servicer shall change its name, identity, organizational structure or jurisdiction of organization in any manner that would make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above “seriously misleading” within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Issuer and the Indenture Trustee at least five days’ prior written notice thereof and, to the extent necessary, has promptly filed amendments to previously filed financing statements or continuation statements described in paragraph (a) above.
     (c) The Seller shall give the Issuer and the Indenture Trustee at least five days’ prior written notice of any change of location of the Seller for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary or advisable to amend all previously filed financing statements or continuation statements described in paragraph (a) above.
     (d) The Servicer shall maintain (or shall cause its Sub-Servicer to maintain) in accordance with its Customary Servicing Practices accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.
     (e) The Servicer shall maintain (or shall cause its Sub-Servicer to maintain) its computer systems so that, from time to time after the conveyance under this Agreement of the Receivables, the master computer records (including any backup archives) that refer to a
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Receivable shall indicate clearly the interest of the Issuer in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer’s interest in a Receivable shall not be deleted from or modified on such computer systems until, and only until, the related Receivable shall have been paid in full, repurchased by the Seller pursuant to Section 2.3 hereof, repurchased by VCI pursuant to Section 3.3 of the Purchase Agreement or purchased by the Servicer in accordance with Section 3.6 hereof.
     (f) If at any time the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.
     (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Indenture Trustee, the Owner Trustee and their respective agents at any time during normal business hours to inspect, audit and, to the extent permitted by applicable law, make copies of and abstracts from Servicer’s (or any Sub-Servicer’s) records regarding any Receivable.
     (h) Upon request, the Servicer shall furnish to the Issuer or to the Indenture Trustee, within thirty Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Issuer.
     SECTION 9.3 Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, the Seller shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Issuer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and the Seller shall defend the right, title and interest of the Issuer in, to and under such Receivables and other property transferred to the Issuer against all claims of third parties claiming through or under the Seller.
     SECTION 9.4 Transfers Intended as Sale; Security Interest.
     (a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales and transfers rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and related Transferred Assets shall not be part of the Seller’s estate in the event of a bankruptcy or insolvency of the Seller. The sales and transfers by the Seller of Receivables and related Transferred Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, the Seller, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Seller are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.
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     (b) Notwithstanding the foregoing, in the event that the Receivables and other Transferred Assets are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Assets, then it is intended that:
(i)	This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC and the UCC of any other applicable jurisdiction;

(ii)	The conveyance provided for in Section 2.1 shall be deemed to be a grant by the Seller, and the Seller hereby grants, to the Issuer of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Assets, to secure such indebtedness and the performance of the obligations of the Seller hereunder;

(iii)	The possession by the Issuer, or the Servicer as the Issuer’s agent, of the Receivables Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York UCC and the UCC of any other applicable jurisdiction; and

(iv)	Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.
     SECTION 9.5 Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile, and addressed in each case as set forth on Schedule II hereto or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.
     SECTION 9.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE
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OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     SECTION 9.7 Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
     SECTION 9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
     SECTION 9.9 Waivers. No failure or delay on the part of the Servicer, the Seller, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
     SECTION 9.10 Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.
     SECTION 9.11 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
     SECTION 9.12 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.
     SECTION 9.13 Acknowledgment and Agreement. By execution below, the Seller expressly acknowledges and consents to the pledge, assignment and Grant of a security interest in the Receivables and the other Transferred Assets by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and the Swap Counterparty. In addition, the Seller hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Issuer under this Agreement.
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(VALET 2008-1)

     SECTION 9.14 No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 9.15 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.
     SECTION 9.16 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:
     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.5;
     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
     (e) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.
Sale & Servicing Agreement
(VALET 2008-1)

     SECTION 9.17 Limitation of Liability.
     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Owner Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.
     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Citibank, N.A., not in its individual capacity but solely as Indenture Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Indenture Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.
     SECTION 9.18 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Noteholders and the Certificateholder and their respective successors and permitted assigns and the Owner Trustee shall be an express third party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.
     SECTION 9.19 Information Requests. The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.
     SECTION 9.20 Regulation AB. The Servicer shall cooperate fully with the Seller and the Issuer to deliver to the Seller and the Issuer (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller or the Issuer to permit the Seller to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Seller to be necessary in order to effect such compliance.
Sale & Servicing Agreement
(VALET 2008-1)

     SECTION 9.21 Information to Be Provided by the Indenture Trustee.
     (a) For so long as the Seller is filing reports under the Exchange Act with respect to the Issuer, the Indenture Trustee shall (i) on or before the fifth Business Day of each month, notify the Seller, in writing, of any Form 10-D Disclosure Item with respect to the Indenture Trustee, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the Seller; provided, however, that the Indenture Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Indenture Trustee to Seller, and (ii) as promptly as practicable following notice to or discovery by a Responsible Officer of the Indenture Trustee of any changes to such information, provide to the Seller, in writing, such updated information.
     (b) As soon as available but no later than March 15 of each calendar year for so long as the Issuer is filing reports under the Exchange Act, commencing in March 15, 2009, the Indenture Trustee shall:
     (i) deliver to the Seller a report regarding the Indenture Trustee’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under paragraph (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit C or such other criteria as mutually agreed upon by the Seller and the Indenture Trustee;
     (ii) cause a firm of registered public accountants that is qualified and independent with the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver a report for inclusion in the Issuer’s filing of Exchange Act Form 10-K that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered to the Seller pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;
     (iii) deliver to the Seller and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act) on behalf of the Issuer or the Seller substantially in the form attached hereto as Exhibit D or such form as mutually agreed upon by the Seller and the Indenture Trustee; and
     (iv) notify the Seller in writing of any affiliations or relationships (as described in Item 1119 of Regulation AB) between the Indenture Trustee and any Item 1119 Party, provided, that no such notification need be made if the affiliations or relationships are unchanged from those provided in the notification in the prior calendar year.
The Indenture Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.
Sale & Servicing Agreement
(VALET 2008-1)

     SECTION 9.22 Form 8-K Filings. So long as the Seller is filing Exchange Act Reports with respect to the Issuer, the Indenture Trustee shall promptly notify the Seller, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which a Responsible Officer of the Indenture Trustee has actual knowledge (other than a Reportable Event described in clause (a) or (b) of the definition thereof as to which the Seller or the Servicer has actual knowledge). The Indenture Trustee shall be deemed to have actual knowledge of any such event to the extent that it relates to the Indenture Trustee or any action or failure to act by the Indenture Trustee.
     SECTION 9.23 Indemnification. Citibank, N.A. shall indemnify the Seller, each Affiliate of the Seller and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:
     (a) (A) any untrue statement of a material fact contained or alleged to be contained in the Servicing Criteria assessment and any other information required to be provided by Citibank, N.A. to the Seller or its affiliates under Sections 9.21 (excluding clause (b)(ii) of Section 9.21) or 9.22 (such information, the “Provided Information”), or (B) the omission or alleged omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the related information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or
     (b) any failure by Citibank, N.A. to deliver any Servicing Criteria assessment, information, report, certification, accountants’ letter or other material when and as required under Sections 9.21 and 9.22; provided, however, for the avoidance of doubt, this provision shall exclude the accountants’ report described in clause (b)(ii) of Section 11.23.
     (c) In the case of any failure of performance described in clause (a)(ii) of this Section, Citibank, N.A. shall promptly reimburse the Seller for all costs reasonably incurred in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by Citibank, N.A.
     Notwithstanding anything to the contrary contained herein, in no event shall Citibank, N.A. be liable for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if Citibank, N.A. has been advised of the likelihood of such loss or damage and regardless of the form of action.
     SECTION 9.24 Limitations of Rights. All of the rights of the Swap Counterparty in, to and under this Agreement (including, but not limited to, all of the Swap Counterparty’s rights as a third party beneficiary of this Agreement and all of the Swap Counterparty’s rights to
Sale & Servicing Agreement
(VALET 2008-1)

receive notice of any action hereunder and to give or withhold consent to any action hereunder) shall terminate upon the termination of the Interest Rate Swap Agreement in accordance with the terms thereof and the payment in full of all amounts owing to the Swap Counterparty under such Interest Rate Swap Agreement.
Sale & Servicing Agreement
(VALET 2008-1)

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC, as Seller
By:	/s/ Martin Luedtke
	Name:	Martin Luedtke
	Title:	Treasurer

By:	/s/ Lawrence Tolep
	Name:	L. Tolep
	Title:	Assistant Treasurer

VW CREDIT, INC., as Servicer
By:	/s/ Martin Luedtke
	Name:	Martin Luedtke
	Title:	Treasurer

By:	/s/ Lawrence Tolep
	Name:	L. Tolep
	Title:	Assistant Treasurer

Sale & Servicing Agreement
(VALET 2008-1)

VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2008-1, as Issuer

By:	Deutsche Bank Trust Company Delaware,
not in its individual capacity but
solely as Owner Trustee

By:	/s/ Michele HY Voon
	Name:	Michele HY Voon
	Title:	Attorney-in-Fact

By:	/s/ Susan Barstock
	Name:	Susan Barstock
	Title:	Attorney-in-Fact

Sale & Servicing Agreement
(VALET 2008-1)

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:	/s/ Marion O’Connor
	Name:	Marion O’Connor
	Title:	Vice President

Sale & Servicing Agreement
(VALET 2008-1)

SCHEDULE I
REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE RECEIVABLES
     (a) Characteristics of Receivables. Each Receivable:
     (i) has been fully and properly executed by the Obligor thereto;
     (ii) has either (A) been originated by a Dealer in the ordinary course of such Dealer’s business to finance the retail sale by a Dealer of the related Financed Vehicle and has been purchased by the applicable Originator in the ordinary course of its respective business or (B) has been originated or acquired directly by the applicable Originator in accordance with its customary practices;
     (iii) as of the Closing Date is secured by a first priority validly perfected security interest in the Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions have been commenced that would result in a first priority security interest in the Financed Vehicle in favor of the applicable Originator, as secured party, which security interest, in either case, is assignable and has been so assigned (x) by VCI to the Seller and (y) by the Seller to the Issuer;
     (iv) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security;
     (v) provided, at origination, for level monthly payments which fully amortize the initial Outstanding Principal Balance over the original term; provided, that the amount of the first or last payment may be different but in no event more than three times the level monthly payment;
     (vi) provides for interest at the Contract Rate specified in the Schedule of Receivables; and
     (vii) was originated in the United States.
     (b) Individual Characteristics. Each Receivable has the following individual characteristics as of the Cut-Off Date:
     (i) each Receivable is secured by a new or used automobile or light-duty truck;
     (ii) each Receivable has a Contract Rate of no less than 0.00% and not more than 15.99%;
     (iii) each Receivable had an original term to maturity of not more than 72 months and not less than 12 months and each Receivable has a remaining term to maturity, as of the Cut-Off Date, of 1 month or more;
Schedule I to the
Sale and Servicing Agreement

     (iv) each Receivable has an Outstanding Principal Balance as of the Cut-Off Date of greater than or equal to $1,000;
     (v) no Receivable has a scheduled maturity date later than March 28, 2014;
     (vi) no Receivable was more than 30 days past due as of the Cut-Off Date;
     (vii) as of the Cut-off Date, no Receivable was noted in the records of VCI or the Servicer as being the subject of any pending bankruptcy or insolvency proceeding;
     (viii) no Receivable is subject to a force-placed Insurance Policy on the related Financed Vehicle;
     (ix) each Receivable is a Simple Interest Receivable;
     (x) each of the Receivables were selected using selection procedures that were not known or intended by VCI or the Servicer to be adverse to the Issuer; and
     (xi) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of such Receivable.
     (c) Schedule of Receivables. The information with respect to a Receivable transferred on the Closing Date set forth in the Schedule of Receivables was true and correct in all material respects as of the Cut-Off Date.
     (d) Compliance with Law. The Receivable complied at the time it was originated or made, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, the Fair Credit Billing Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, the Servicemembers Civil Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and any other consumer credit, equal opportunity and disclosure laws applicable to that Receivable.
     (e) Binding Obligation. The Receivable constitutes the legal, valid and binding payment obligation in writing of the Obligor, enforceable in all respects by the holder thereof in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors’ rights generally.
     (f) Receivable in Force. The Receivable has not been satisfied, subordinated or rescinded nor has the related Financed Vehicle been released from the lien granted by the Receivable in whole or in part.
     (g) No Waiver. As of the Cut-Off Date, no provision of a Receivable has been waived.
Schedule I to the
Sale and Servicing Agreement

     (h) No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cut-Off Date, the records of the Servicer did not disclose that any default, breach, violation or event permitting acceleration under the terms of the Receivable existed as of the Cut-Off Date or that any continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable had arisen as of the Cut-Off Date.
     (i) Insurance. The Receivable requires the Obligor thereunder to insure the Financed Vehicle under a physical damage insurance policy.
     (j) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.
     (k) Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment, conveyance or pledge of such Receivable would be unlawful, void, or voidable. The Seller has not entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of the related Receivable.
     (l) Good Title. It is the intention of the Seller that the sale, contribution, transfer, assignment and conveyance herein contemplated constitute an absolute sale, contribution, transfer, assignment and conveyance of the Receivables and that the Receivables not be part of the Seller’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, conveyed or pledged to any Person other than pursuant to the Transaction Documents. As of the Closing Date and immediately prior to the sale and transfer herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the sale and transfer thereof, the Issuer will have good and marketable title to each Receivable, free and clear of all Liens (other than Permitted Liens).
     (m) Filings. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables (other than the Related Security with respect thereto), and to give the Indenture Trustee a first priority perfected security interest therein, will be made within ten days of the Closing Date.
     (n) Priority. The Receivable is not pledged, assigned, sold, subject to a security interest, or otherwise conveyed other than pursuant to the Transaction Documents. The Seller has not authorized the filing of and is not aware of any financing statements against VCI or the Seller that include a description of collateral covering the Receivables other than any financing statement relating to security interests granted under the Transaction Documents or that have been terminated. The Sale and Servicing Agreement creates a valid and continuing security interest in the Receivable (other than the Related Security with respect thereto) in favor of the Issuer which security interest is prior to all other Liens (other than Permitted Liens) and is enforceable as such against all other creditors of and purchasers and assignees from the Seller.
Schedule I to the
Sale and Servicing Agreement

     (o) Characterization of Receivables. Each Receivable constitutes either “tangible chattel paper”, an “account”, a “promissory note” or a “payment intangible”, each as defined in the UCC.
     (p) One Original. There is only one original executed copy of each Receivable in existence. The Servicer (or its agent) has possession of such original. If such original has been marked, then such original does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than to a party to the Transaction Documents.
     (q) No Defenses. The Seller has no knowledge either of any facts which would give rise to any right of rescission, set-off, counterclaim or defense, or of the same being asserted or threatened, with respect to any Receivable.
     (r) No Repossession. As of the Cut-Off Date, no Financed Vehicle shall have been repossessed.
Schedule I to the
Sale and Servicing Agreement

SCHEDULE II
NOTICE ADDRESSES
If to the Issuer:
c/o Deutsche Bank Trust Company Delaware
1011 Centre Road, 2nd Floor
Wilmington, Delaware 19805
(telecopier no. (302) 636-3399)
Attention: Elizabeth Ferry
with copies to the Administrator, VW Credit, Inc., the Indenture Trustee
If to the Owner Trustee:
Deutsche Bank Trust Company Delaware
1011 Centre Road, 2nd Floor
Wilmington, Delaware 19805
(telecopier no. (302) 636-3399)
Attention: Elizabeth Ferry
with a copy to:
Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
New York, New York 10005
(telecopier no. (212) 553-2461)
Attention: Structured Finance Services
If to the Indenture Trustee:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
(telecopier no. (212) 816-5527)
Attention: Administrator
If to Purchaser:
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
2200 Ferdinand Porsche Drive
Herndon, Virginia 20171
(telecopier no. (248) 754-5360)
Attention: Treasurer
Schedule II to the
Sale and Servicing Agreement
II-1

If to the Servicer:
VW Credit, Inc.
2200 Ferdinand Porsche Drive
Herndon, Virginia 20171
(telecopier no. (248) 754-5360)
Attention: Treasurer
with a copy to VW Credit, Inc.
If to VCI:
VW Credit, Inc.
2200 Ferdinand Porsche Drive
Herndon, Virginia 20171
(telecopier no. (248) 754-5360)
Attention: Treasurer
with a copy to VW Credit, Inc.
If to VW Credit, Inc.:
VW Credit, Inc.
2200 Ferdinand Porsche Drive
Herndon, Virginia 20171
(telecopier no. (248) 754-5360)
Attention: General Counsel
If to Moody’s:
Moody’s Investors Service, Inc.
99 Church Street
New York, New York 10007
(telecopier no. (212) 298-7139)
Attention: ABS Monitoring Group
If to Standard & Poor’s:
Standard & Poor’s Ratings Services
55 Water Street
New York, New York 10041
(telecopier no. (212) 438-2664)
Attention: Asset Backed Surveillance Group
Schedule II to the
Sale and Servicing Agreement
II-2

EXHIBIT A
FORM OF ASSIGNMENT PURSUANT TO
SALE AND SERVICING AGREEMENT
May 9, 2008
     For value received, in accordance with the Sale and Servicing Agreement (the “Agreement”), dated as of May 9, 2008, between Volkswagen Auto Loan Enhanced Trust 2008-1, a Delaware statutory trust (the “Issuer”), Volkswagen Auto Lease/Loan Underwritten Funding, LLC, a Delaware limited liability company (the “Seller”), VW Credit, Inc., a Delaware corporation (“VCI”), and Citibank, N.A., a national banking association (the “Indenture Trustee”), on the terms and subject to the conditions set forth in the Agreement, the Seller does hereby transfer, assign, set over, sell and otherwise convey to the Issuer on May 9, 2008, all of its right, title and interest in, to and under the Receivables set forth on the schedule of Receivables delivered by the Seller to the Issuer on the date hereof (such schedule, the “Schedule of Receivables”), the Collections after the Cut-Off Date, the Receivables Files and the Related Security relating thereto, together with all of Seller’s rights under the Purchase Agreement and all proceeds of the foregoing; which sale shall be effective as of the Cut-Off Date.
     The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned or the applicable Originator to the Obligors, the Dealers or any other Person in connection with the Receivables, or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.
     This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.
     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.
[Remainder of page intentionally left blank.]
Exhibit A to the
Sale and Servicing Agreement
A-1

     IN WITNESS HEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC
By:
Name:
Title:

By:
Name:
Title:

Exhibit A to the
Sale and Servicing Agreement
A-2

EXHIBIT B
PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS
     In addition to the representations, warranties and covenants contained in the Agreement, the Seller hereby represents, warrants and covenants to the Issuer and the Indenture Trustee as follows on the Closing Date:
General
1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Transferred Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.
2. The Receivables constitute “tangible chattel paper,” “accounts,” “instruments” or “general intangibles,” within the meaning of the UCC.
3. Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party.
Creation
4. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Issuer, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Issuer, the Issuer will have good and marketable title to such Receivable free and clear of any Lien.
5. The related Originator has received all consents and approvals to the sale of the Receivables hereunder to the Issuer required by the terms of the Receivables that constitute instruments.
Perfection
6. The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Seller to Issuer, and the security interest in the Receivables granted to the Issuer hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.
Exhibit B to the
Sale and Servicing Agreement

7. With respect to Receivables that constitute instruments or tangible chattel paper, either:
(i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or
(ii) Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer, in its capacity as custodian, is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or
(iii) The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee.
Priority
8. Neither the Seller nor VCI has authorized the filing of, or is aware of, any financing statements against either the Seller or VCI that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by VCI to the Seller under the Purchase Agreement, (ii) relating to the security interest granted to Issuer hereunder or (iii) that has been terminated.
9. Neither the Seller nor VCI is aware of any material judgment, ERISA or tax lien filings against either the Seller or VCI.
10. None of the instruments or tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller, the Issuer or the Indenture Trustee.
Survival of Perfection Representations
11. Notwithstanding any other provision of the Sale and Servicing Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Exhibit B shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.
No Waiver
12. The parties to the Sale and Servicing Agreement shall provide the Rating Agencies with prompt written notice of any breach of the perfection representations, warranties and covenants contained in this Exhibit B, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.
Servicer to Maintain Perfection and Priority
13. The Servicer covenants that, in order to evidence the interests of the Seller and Issuer under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture, Servicer
Exhibit B to the
Sale and Servicing Agreement

shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority perfected security interest, the Indenture Trustee’s security interest in the Receivables. The Servicer shall, from time to time and within the time limits established by law, prepare and file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee’s security interest in the Receivables as a first-priority perfected security interest.
Exhibit B to the
Sale and Servicing Agreement

EXHIBIT C
SERVICING CRITERIA TO BE ADDRESSED IN
INDENTURE TRUSTEE’S ASSESSMENT OF COMPLIANCE
The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria”:

Applicable
	Servicing Criteria	Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Exhibit C to the
Sale and Servicing Agreement

Applicable
	Servicing Criteria	Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.

1122(d)(4)(v)	The Servicer’s records regarding the accounts and the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s account (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Exhibit C to the
Sale and Servicing Agreement

Applicable
	Servicing Criteria	Servicing Criteria
Reference	Criteria
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
Exhibit C to the
Sale and Servicing Agreement

EXHIBIT D
FORM OF INDENTURE TRUSTEE’S ANNUAL CERTIFICATION
Re: VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2008-1
          Citibank, N.A., not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), certifies to Volkswagen Auto Lease/Loan Underwritten Funding, LLC (the “Seller”), and its officers, with the knowledge and intent that they will rely upon this certification, that:
     (1) It has reviewed the report on assessment of the Indenture Trustee’s compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended, and Item 1122 of Regulation AB (the “Servicing Assessment”) that was delivered by the Indenture Trustee to the Seller pursuant to the Sale and Servicing Agreement (the “Agreement”), dated as of May 9, 2008, by and between VW Credit, Inc., the Seller, the Indenture Trustee and Volkswagen Auto Loan Enhanced Trust 2008-1;
     (2) To the best of its knowledge, the Servicing Assessment, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Assessment; and
     (3) To the best of its knowledge, all of the Provided Information (as defined in Section 9.23(a) of the Agreement) required to be provided by the Indenture Trustee under the Agreement has been provided to the Seller.
CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
Date:
Exhibit D to the
Sale and Servicing Agreement
D-1